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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 18, 2002
Date of Report (Date of earliest event reported)

LATTICE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-18032 (Commission File Number)	93-0835214 (I.R.S. Employer Identification No.)
5555 NE Moore Court Hillsboro, OR 97124-6421 (Address of principal executive offices)	(503) 268-8000 (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

        On January 18, 2002 Lattice Semiconductor Corporation ("Lattice") completed the acquisition of the FPGA business of Agere Systems Inc. ("Agere"), for an aggregate purchase price of $250,000,000 in cash. The press release announcing the completion of this acquisition is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

        The acquisition was made pursuant to an Asset Purchase Agreement entered into between Lattice and Agere on December 7, 2001. The purchase price was determined by an arms'-length negotiation between Lattice and Agere, and was funded with cash on hand. The acquired assets were used by Agere in its FPGA business, and will be used by Lattice in substantially the same manner.

        For a more complete description of the terms of the acquisition, please refer to the Asset Purchase Agreement, which is incorporated herein by reference to Exhibit 10.1 to our Current Report on Form 8-K, dated December 7, 2001.

Item 7. Financial Statements and Exhibits

  (a)
  Financial statements of businesses acquired.

        Lattice will file financial statements under cover of Form 8-K/A no later than April 5, 2002 (60 days after this Report is required to be filed).

  (b)
  Pro forma financial information.

        Lattice will file pro forma financial information under cover of Form 8-K/A no later than April 5, 2002 (60 days after this Report is required to be filed).

  (c)
  Exhibits
Exhibit No.	Description
10.1	Asset Purchase Agreement by and between Agere Systems Inc. and Lattice Semiconductor Corporation dated December 7, 2001 (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K, dated December 7, 2001).
99.1	Press Release dated January 18, 2002.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION
Date: February 4, 2002	By:	/s/ RODNEY F. SLOSS
Name: Rodney F. Sloss Title: Vice President—Finance

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INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED JANUARY 18, 2002

Exhibit	Description
10.1	Asset Purchase Agreement by and between Agere Systems Inc. and Lattice Semiconductor Corporation dated December 7, 2001 (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K, dated December 7, 2001).
99.1	Press Release dated January 18, 2002.

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  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K DATED JANUARY 18, 2002